UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 1900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 22, 2020 (the “Issue Date”), Cheniere Energy, Inc. (“Cheniere”) closed the sale of $2.0 billion aggregate principal amount of its 4.625% senior secured notes due 2028 (the “Notes”) pursuant to the Purchase Agreement, dated September 15, 2020, between Cheniere and Credit Suisse Securities (USA) LLC (“CS”), as representative of the initial purchasers named therein (the “Initial Purchasers”). The Notes offering was made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to persons outside the United States in accordance with Regulation S under the Securities Act.

Indenture

The Notes were issued on the Issue Date pursuant to an indenture (the “Base Indenture”), between Cheniere and The Bank of New York Mellon, as trustee (the “Trustee”), and a first supplemental indenture, between Cheniere and the Trustee, dated as of the Issue Date (the “First Supplemental Indenture”, and, together with the Base Indenture, the “Indenture”), relating to the issuance of the Notes.

Under the terms of the Indenture, the Notes will mature on October 15, 2028 and will accrue interest at a rate equal to 4.625% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on October 15 and April 15 of each year, beginning on April 15, 2021.

The Notes are general senior obligations of Cheniere and rank senior in right of payment to all future obligations of Cheniere that are, by their terms, expressly subordinated in right of payment to the Notes. The Notes rank equally in right of payment with all other existing and future unsubordinated indebtedness of Cheniere, including indebtedness outstanding under Cheniere’s existing revolving credit facility and term loan facility. The Notes will initially be secured on a first-priority basis by a lien on substantially all of Cheniere’s assets and equity interests in its direct subsidiaries (other than certain excluded subsidiaries) (the “Collateral”), which liens will rank pari passu with the liens securing Cheniere’s existing revolving credit facility and term loan facility. The Notes will remain secured for so long as (i) there are any obligations or undrawn commitments outstanding under Cheniere’s existing term loan facility that are secured by liens on the Collateral or (ii) the outstanding aggregate principal amount of secured indebtedness of Cheniere exceeds $1.25 billion. As of the Issue Date, the Notes are not guaranteed by any of Cheniere’s subsidiaries. In the future, the Notes will be guaranteed by Cheniere’s subsidiaries who guarantee other material indebtedness of Cheniere.

At any time or from time to time prior to October 15, 2023, Cheniere may redeem some or all of the Notes at 100% of the aggregate principal amount thereof, plus the “applicable premium” and accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, prior to October 15, 2023, Cheniere may redeem up 40% of the aggregate principal amount of the Notes with an amount of cash not greater than the net cash proceeds of certain equity offerings, at a redemption price of 104.625% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to, but not including, the redemption date. After October 15, 2023, Cheniere may, at its option, redeem some or all of the Notes at the redemption prices described in the Indenture.

The Indenture contains customary terms and events of default and certain covenants that, among other things, limit Cheniere’s ability to create liens or other encumbrances, enter into sale-leaseback transactions, and merge or consolidate with other entities or sell all or substantially all of its assets. The Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein, and by reference to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.2 hereto and is incorporated by reference herein.

Registration Rights Agreement

In connection with the closing of the sale of the Notes, Cheniere and CS, as representative of the respective Initial Purchasers, entered into a Registration Rights Agreement dated the Issue Date (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, Cheniere has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any or all of the Notes, for a like aggregate principal amount of debt securities of Cheniere issued under the Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. Cheniere has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, Cheniere has also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. Cheniere will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number	Description

4.1*	Indenture, dated as of September 22, 2020, between Cheniere Energy, Inc., as issuer, and the Bank of New York Mellon, as trustee.

4.2*	First Supplemental Indenture, dated as of September 22, 2020, between Cheniere Energy, Inc., as issuer, and the Bank of New York Mellon, as trustee.

10.1*	Registration Rights Agreement, dated as of September 22, 2020, between Cheniere Energy, Inc., as issuer, and Credit Suisse Securities (USA) LLC, for itself and as representative of the purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: September 22, 2020	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Senior Vice President and Chief Financial Officer